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  Institutional Class Prospectus Supplement


Morgan Stanley Institutional Fund Trust


 Supplement Dated August 11, 2003 to the Institutional Class Prospectus Dated January 31, 2003 of :

 International Fixed
 Income Portfolio

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Effective August 11, 2003, Morgan Stanley Investments LP (the "Adviser")
entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited in respect of the International Fixed Income Portfolio (the "Sub-Adviser"). As a result, the following paragraph is added to the section of the Prospectus titled "Fund Management-Sub-Adviser":

   Morgan Stanley Investment Management Limited ("MSIM Limited") serves as Sub-Adviser to the International Fixed Income Portfolio. As Sub-Adviser, MSIM Limited makes certain day-to-day investment decisions for the International Fixed Income Portfolio and places certain of the Portfolio's purchase and sales orders. The Adviser pays MSIM Limited on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of the Portfolio. MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, United Kingdom, E14 4QA, is a wholly-owned subsidiary of Morgan Stanley.

References in the Prospectus to the Adviser, when used in connection with its activities as investment adviser, include any Sub-Adviser acting under its supervision.

Please retain this supplement for future reference.

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  Advisory Class Prospectus Supplement


Morgan Stanley Institutional Fund Trust


 Supplement Dated August 11, 2003 to the Advisory Class Prospectus Dated January 31, 2003 of :

Advisory Foreign Fixed Income Portfolio

Advisory Foreign Fixed Income II Portfolio

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Effective August 11, 2003, Morgan Stanley Investments LP (the "Adviser")
entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited in respect of the Advisory Foreign Fixed Income Portfolio and the Advisory Foreign Fixed Income II Portfolio (the "Sub-Adviser"). As a result, the following paragraph is added to the section of the Prospectus titled "Fund Management-Adviser":

Sub-Adviser

Morgan Stanley Investment Management Limited ("MSIM Limited") serves as Sub-Adviser to the Advisory Foreign Fixed Income Portfolio and the Advisory Foreign Fixed Income II Portfolios. As Sub-Adviser, MSIM Limited makes certain day-to-day investment decisions for the Advisory Foreign Fixed Income Portfolio and the Advisory Foreign Fixed Income II Portfolio and places certain of the Portfolios' purchase and sales orders. The Adviser pays MSIM Limited on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of these Portfolios. MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, United Kingdom, E14 4QA, is a wholly-owned subsidiary of Morgan Stanley.

References in the Prospectus to the Adviser, when used in connection with its activities as investment adviser, include the Sub-Adviser acting under its supervision.

Please retain this supplement for future reference.

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                        SUPPLEMENT DATED AUGUST 11, 2003
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST
                             Dated January 31, 2003

Effective August 11, 2003, Morgan Stanley Investments LP (the "Adviser") entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited in respect of the International Fixed Income Portfolio, the Advisory Foreign Fixed Income Portfolio and the Advisory Foreign Fixed Income II Portfolio.

As a result, the following paragraph is hereby added as the third paragraph to the section of the Statement of Additional Information ("SAI") titled "INVESTMENT ADVISER":

         Morgan Stanley Investment Management Limited ("MSIM Limited") serves as Sub-Adviser to the International Fixed Income Portfolio, the Advisory Foreign Fixed Income Portfolio and the Advisory Foreign Fixed Income II Portfolio. MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, United Kingdom, E14 4QA, is a wholly-owned subsidiary of Morgan Stanley. Under an Investment Sub-Advisory Agreement with the Adviser, MSIM Limited, subject to the control and supervision of the Fund, its officers, Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of these Portfolios, makes certain day-to-day investment decisions for these Portfolios and places certain of the Portfolios' purchase and sales orders. The Adviser pays MSIM Limited on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of these Portfolios. The Investment Sub-Advisory Agreement will continue in effect for an initial term of two years, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

The third paragraph in the section of the SAI titled "INVESTMENT ADVISER" is hereby amended and replaced in its entirety by the following:

         Under an Investment Advisory Agreement ("Agreement") with the Fund, the Adviser, subject to the control and supervision of the Fund's Board and in conformance with the stated investment objectives and policies of each Portfolio of the Fund, manages the investment and reinvestment of the assets of each Portfolio of the Fund (except for the Cash Reserves, International Fixed Income, Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios). In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's Portfolios and to place each Portfolio's purchase and sales orders for investment securities.

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The last paragraph in the section of the SAI titled "INVESTMENT ADVISER" is hereby amended and replaced in its entirety by the following:

         The Fund, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

The last sentence in the section of the SAI titled "INVESTMENT ADVISER-Approval of the Advisory Agreements" is hereby amended and replaced in its entirety by the following:

         Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the investment advisory agreement (and the sub-advisory agreements respecting the Cash Reserves, International Fixed Income, Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios) was in the best interests of each Portfolio and its shareholders.

References in the SAI to the Adviser, when used in connection with its activities as investment adviser, include any Sub-Adviser acting under its supervision.

Please retain this Supplement for future reference.